Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of NewHold Investment Corp. (the “Company”) for the quarter ended March 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Kevin Charlton, Chief Executive Officer of the C ompany, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 24, 2021	/s/ Kevin Charlton
	Name:	Kevin Charlton
	Title:	Chief Executive Officer
(Principal Executive Officer)